UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 24, 2017

CenturyLink, Inc.

(Exact name of registrant as specified in its charter)

Louisiana	1-7784	72-0651161
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 CenturyLink Drive Monroe, Louisiana	71203
(Address of principal executive offices)	(Zip Code)

(318) 388-9000

(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 24, 2017, our board of directors approved technical updates to our bylaws that recognized:

•	recent changes in the name and scope of our pricing committee, which, following these changes, is authorized to establish the terms of our securities offerings and borrowings, and

•	a change in the name of one of our other board committees.

For additional information, please see a copy of our bylaws, as amended and restated through August 24, 2017, which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)    The exhibit to this current report on Form 8-K is listed in the Exhibit Index, which appears at the end of, and is incorporated by reference into, this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, CenturyLink, Inc. has duly caused this Current Report to be signed on its behalf by the undersigned officer hereunto duly authorized.

CenturyLink, Inc.

By:	/s/ Stacey W. Goff
Stacey W. Goff
Executive Vice President,
Chief Administrative Officer, General Counsel and Secretary

Dated: August 24, 2017

Exhibit Index

Exhibit No.	Description

3.1	Bylaws of CenturyLink, Inc., as amended and restated through August 24, 2017.

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